                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]

                           COMMUNITY BANCSHARES, INC.




To the Shareholders of
Community Bancshares, Inc.:

         In connection with a Special Meeting of Shareholders of Community Bancshares, Inc. (the "Company") to be held at 9:00 A.M., local time, on Thursday, September 10, 1998, we enclose a Notice of Meeting and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

         You are cordially invited to attend the Special Meeting in person. We will appreciate your signing and returning the form of proxy in the enclosed postage-prepaid envelope so that your shares can be voted in the event you are unable to attend the meeting. Your proxy will, of course, be returned to you if you are present at the meeting and so request.

         We look forward to seeing you on September 10th.


                                       Sincerely yours,


                                       /s/ Kennon R. Patterson, Sr.

                                       Kennon R. Patterson, Sr.
                                       Chairman and President


PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                           COMMUNITY BANCSHARES, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          ----------------------------

         A Special Meeting of the shareholders of Community Bancshares, Inc. (the "Company"), will be held at the headquarters of the Company at Highway 231 South, Blountsville, Alabama, on Thursday, September 10, 1998 at 9:00 A.M., local time, for the following purpose:

            To amend Article IV of the Certificate of Incorporation of the Company increasing the number of shares of authorized Common Stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share, as more fully described in the accompanying Proxy Statement.


         The enclosed Proxy Statement explains the proposal. We urge you to read these materials carefully.

         You are cordially invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you need assistance in completing your proxy, please call the Company at telephone number (205) 429-1000.

         THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL PRESENTED.

                                             By Order of the Board of Directors


                                             /s/ Bishop K. Walker, Jr.


                                             Secretary

Blountsville, Alabama
August 28, 1998

                             DEFINITIVE PROXY FILING



                           COMMUNITY BANCSHARES, INC.

                       PROXY STATEMENT FOR SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 1998
                      -------------------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to shareholders of Community Bancshares, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders to be held September 10, 1998 at 9:00 a.m. local time, and at any adjournment thereof (the "Meeting"), for the purpose of amending Article IV of the Certificate of Incorporation of the Company to increase the number of shares of authorized common stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share.

         The executive offices of the Company are located at Highway 231 South, P.O. Box 1000, Blountsville, Alabama 35031. This Proxy Statement was mailed to shareholders of the Company on or about August 20, 1998.

SHAREHOLDERS ENTITLED TO VOTE

         Each holder of record of the Company's current $.10 par value common stock (herein sometimes referred to as "Shares") as of the close of business on August 10, 1998, (the "Record Date") will be entitled to vote at the Meeting. Each shareholder will be entitled to one vote on each proposal for each Company Share held as of the Record Date. At the close of business on the Record Date, there were 4,142,924 Shares issued and outstanding, and these were held by 1304 Shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and Shares may be transferred subsequent to the Record Date, although all votes must be cast in the names of shareholders of record as of the Record Date.

VOTES REQUIRED

         The affirmative vote of a majority of the outstanding Shares is required for approval of the proposed Amendment to the Certificate of Incorporation.

PROXIES

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised; but if it is not revoked, the Shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in favor of amending Article IV of the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share.

                                    PROPOSAL


                          AMENDMENT TO THE CERTIFICATE
                          OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK


    The Board of Directors of the Company has adopted a resolution recommending that paragraph 4.01 of Article IV of the Certificate of Incorporation of the Company be amended to increase the authorized number of shares of common stock from 5,000,000 shares, par value $.10 per share, to 20,000,000 shares, par value $.10 per share. Under the Certificate of Incorporation, the holders of the Common Stock are not entitled to preemptive rights.

    The affirmative vote of the majority of the outstanding shares of Common Stock is required for the adoption of the proposed amendment. If the proposed amendment is adopted , the additional authorized shares may be issued by the Board of Directors without any further action or approval by the stockholders of the Company.

    The Company may issue the additional authorized shares of Common Stock in connection with stock dividends or splits, employee benefit plans, or the sale of such shares to raise additional capital for the Company or issue shares of stock to finance acquisitions. The Company has no current plans in that regard.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY.

                             PRINCIPAL SHAREHOLDERS


    The following table sets forth, as of January 31, 1998, certain information with respect to all those known by the Company to be beneficial owners of more than 5% of the Company's outstanding common stock, all Company directors, all nominees for directors, and all directors, nominees for directors and officers of the Company as a group.

                                            Number of
                                            Shares of
                                            Common Stock                     Percent of
                                            Beneficially                    Outstanding
  Name and Address                          Owned                          Common Stock
  ----------------                          -----                          ------------
  Bryan A. Corr                             151,586(1)                             3.6
  Oneonta, AL

  Glynn Debter                              6,936                                  0.1
  Horton, AL

  Edward Ferguson                           8,952                                  0.2
  Blountsville, AL

  Denny Kelly                               56,729 (2)(3)                          1.3
  Blountsville, AL

  John J. Lewis, Jr.                        9,044                                  0.2
  Blountsville, AL

  Stacey W. Mann                            23,845 (2)(4)                          0.5
  Oneonta, AL

  Loy McGruder                              25,283 (2)(5)                          0.60
  Huntsville, AL

  Hodge Patterson, III                      49,635 (2)(6)                          1.1
  Hartselle, AL

  Kennon R. Patterson, Sr.                  442,381 (2)(7)                        10.6
  BLountsville, AL

  Kennon R. (Chip) Patterson, Jr.           34,289 (2)(8)                          0.8
  Blountsville, AL

  Merritt Robbins                           142,000                                3.4
  New Hope, AL

  Robert O. Summerford                      70,200 (9)                             1.6
  Falkville, AL

  Henry Sims                                2,100                                  0.01
  Pulaski, TN


  Bishop K. Walker, Jr.                      247,889 (2)(10)                        5.9
  Union Grove, AL

  R.Wayne Washam                             10,402                                 0.2
  Arab, AL

  First National Bank of Commerce            498,222 (11)                          12.0
  as Trustee of the Community
  Bancshares, Inc. Employee
  Stock Ownership Plan ("ESOP")

  All Company directors                      1,281,271                             30.9
  and officers as
  a group

-------------------------




(1) Includes 120,000 shares held by Oneonta Telephone Co. Inc., Mr. Corr is President and a controlling shareholder.

(2) Includes 5,323 shares as a fractional portion of shares held by Community Investments, a partnership composed of ten individuals, of which the director is a partner

(3) Includes 11,736 shares allocated to Mr. Kelly's ESOP account through December 31, 1996.

(4) Includes 10,276 shares allocated to Mr. Mann's ESOP account through December 31, 1996.

(5) Includes 6,910 shares allocated to Mr. McGruder's ESOP account through December 31, 1996.

(6) Includes 8,308 shares allocated to Mr. Patterson's ESOP account through December 31, 1996.

(7) Includes 30,344 shares allocated to Mr. Patterson's ESOP account through December 31, 1996.

(8) Includes 4,046 shares allocated to Mr. Patterson's ESOP account through December 31, 1996.

(9) Includes 42,200 shares held by Summerford Nursing Home and 14,000 shares held by Summerford Drugs of which Mr. Summerford is Chairman, President and a controlling shareholder.

(10) Includes 10,400 shares allocated to Mr. Walker's ESOP account through December 31, 1996.

(11) Voting power for shares allocated to participants in the ESOP is exercised by the participants. The ESOP Committee directs the voting of unallocated shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

                                                     DIRECTOR
NAME, AGE AND POSITION HELD IN                       OF COMPANY             PRINCIPAL EXPERIENCE
THE COMPANY AND ITS SUBSIDIARIES                     SINCE                  DURING PAST FIVE YEARS  (1)
--------------------------------                     ----------             ---------------------------
Kennon R. Patterson, Sr. (56)                         1983                  Chairman, Chief Executive Officer and
Chairman, President, and Chief Executive                                    President of the Company since 1983;
Officer of the Company; Chairman and                                        Chief Executive Officer and President
Chief Executive Officer of Community                                        Community Bank since 1983; Chairman
Bank;  Director of Community                                                of Community Bank since 1984;
Appraisals, Inc.; Director of Community                                     Chairman of Community Bank
Insurance Corp.; Director of 1st                                            since 1993 - 1997.
1st Community Credit Corporation;
Director of Southern Select Insurance
Inc.



Denny Kelly (58)                                      1986                  Director of Community Bank
Director of the Company; Director,                                          since 1985: President of Community
Vice Chairman and President of                                              Bank since 1993; Executive
Community Bank; Director of                                                 Vice President of Community Bank
1st Community Credit Corporation;                                           1985 - 1993.
Director of Community Appraisal, Inc;
Director of Community Insurance, Corp.


Bishop K. Walker, Jr. (67)                            1983                  Director of the Company since 1983; Director
Director, Vice Chairman, Secretary,                                         of Community Bank since 1984;  Vice
Executive Vice President, General                                           President and General Counsel of the
Counsel of the Company;  Director,                                          Company since 1987; Senior Vice President
Sr. Executive Vice President and                                            and General Counsel of Community Bank;

Secretary of Community Bank; Director                                       1987 - 1993; President and Director
of Community Insurance Corp;                                                of Community Insurance Corp., 1987 - 1997.
Director of Southern Select
Insurance, Inc.


Hodge Patterson, III (42)                             1993                  Director of the Company since 1993; Sr.
Director of the Company;                                                    Vice President of Community Bank
Director and Executive                                                      1988 - 1993; Vice-Chairman, Chief
Vice President of Community Bank;                                           Executive Officer and President

Director of Community Appraisals, Inc.                                      of Community Bank (Tennessee) 1993 - 1997;
Director of Southern Select                                                 Executive Vice President of Community
Insurance, Inc.                                                             Bank 1997 to present.


Glynn Debter (63)                                     1996                  Owner - Operator Debter Farms.
Director of the Company;
Director of Community Bank;
Director of Community
Appraisals, Inc;  Director of
Community Insurance Corp.

Loy McGruder (58)                                     1996                  Director of Community Bank since 1995;
Director of the Company;                                                    Executive Vice President of Community
Director and Executive Vice                                                 Bank since 1994; Sr. Vice President
President of Community Bank;                                                of Community Bank 1993-94, City
Director of Community Insurance                                             President of Community Bank -- New Hope,
Corp.                                                                       1987 - 1993.


Merritt Robbins (60)                                  1996                  Owner-Operator of Piggly Wiggly Stores.
Director of the Company;  Director
of Community Bank;  Director
of 1st Community Credit Corporation


Robert O. Summerford (67)                             1996                  Owner-operator of Summerford Nursing Home;
Director of the Company;  Director                                          Owner-operator of Summerford Drugs.
of Community Bank;  Director
of Community Appraisals, Inc.


Wayne Washam (62)                                     1996                  Retired; Assistant Superintendent of Arab City
Director of the Company; Director                                           Schools 1992 - 1996;  Director of Community of
Community Bank; Director of                                                 Bank since 1993.
1st Community Credit Corporation


Bryan A. Corr (38)                                    1997                  Director and President Oneonta Telephone
Director of the Company;  Director                                          Company, 1987 - present;  Director and
Community Bank;  Director of                                                President of North Alabama Cellular,
Community Insurance Corporation                                             1992 - present.


Edward Ferguson (55)                                  1997                  President of 1st Community Credit Corp.

Director of the Company;  Director                                          since 1995;  Vice President of Security
of Community Bank;  Chairman                                                Mutual Financial Services, Inc. 1993 - 1995;
and President of 1st Community                                              Senior Manager of Security Mutual Finance
Credit Corporation                                                          Corp., Inc., 1976 - 1993.


John J. Lewis, Jr. (51)                               1997                  Various positions with Tyson Foods,
Director of the Company;  Director                                          Inc., 1986 - present
of Community Bank; Director
of Community Appraisals, Inc.


Stacey W.Mann (45)                                    1997                  Sr. Vice President of Community Bank
Director of the Company;  Director                                          1986 - 1996;  Executive Vice
and Executive Vice President of                                             President of Community Bank
Community Bank;  Director                                                   1997-present
of 1st Community Credit Corporation

Kennon R. (Chip) Patterson, Jr. (32)                  1997                  Sr. Vice President of Community Bank
Director of the Company;  Director                                          1996 - 1997;  Executive
and Executive Vice President of                                             Vice President of Community Bank
of Community Bank; Director                                                 1997-present
of 1st Community Credit Corporation


Henry Sims (75)                                       1997                  Retired, Director of Tennessee Technology
Director of the Company;  Director                                          Center, Pulaski, Tennessee 1982 - 1997;
of Community Bank                                                           Director of Community Bank (Tennessee)

                                                                            1993 - 1997.


------------------------------------------------


         The individuals listed above have been employed during the past five years either in the principal occupations shown or in other executive positions with the Company or one of its Subsidiaries.


         All directors of the Company hold office for three year terms unless they sooner resign, become disqualified, or are removed. The officers of the Company are elected annually by the directors and serve until their successors are elected and qualified or until their earlier resignation, removal or disqualification.


         Messrs. Kennon R. Patterson, Sr., Bishop K. Walker, Jr., and Denny Kelly are executive officers of the Company.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accounting firm selected by the shareholders for the calendar year 1998 is Dudley, Hopton-Jones, Sims & Freeman ("Dudley").

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder of the Company intends to be presented at the annual meeting of shareholders to be held in 1999 must be received by the Company on or before November 25, 1998. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company or its subsidiaries personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

                         FINANCIAL AND OTHER INFORMATION

         Information required by this item is incorporated by reference from the Annual Report and Form 10-K for the year ended December 31, 1997 and Form 10-Q for the six month period ended June 30, 1998, copies of which may be obtained without charge from the Company by any shareholder, by writing Mr. Bishop K. Walker, Jr., Community Bancshares, Inc., P.O. Box 1000, Blountsville, Alabama 35031, or calling (205) 429-1000.

                                                                      Appendix A


                  --------------------------------------------
                                      PROXY
                           COMMUNITY BANCSHARES, INC.
                              BLOUNTSVILLE, ALABAMA
                         SPECIAL MEETING OF SHAREHOLDERS
                  ---------------------------------------------

         The undersigned shareholder of Community Bancshares, Inc. (the "Company"), Blountsville, Alabama, hereby constitutes and appoints Bishop K. Walker, Jr., and Dicey Childers, or any of them, each with full power of substitution to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the Company's headquarters in Blountsville, Alabama on September 10, 1998 at 9:00 A.M., local time, or at any adjournments thereof (the "Meeting") upon the proposal described in the Proxy Statement, the receipt of which is acknowledged, in the manner specified below.

         To amend Article IV of the Certificate of Incorporation of the Company increasing the number of shares of authorized Common Stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share.

              FOR________      AGAINST________     ABSTAIN________


    This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

    Please sign exactly as your name appears on your stock certificate and date.

    Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                ------------------------------------------------
                                Signature of Shareholder


                                ------------------------------------------------
                                Signature of Other Shareholder (if held jointly)


                                Dated:____________________________________, 1998
                                Month                   Day



THIS PROXY IS SOLICITED ON BEHALF OF COMMUNITY BANCSHARES, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.